Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Pineapple Financial Inc. (the “Company”) on Form 10-K for the fiscal year ended August 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Dated: December 3, 2025	By:	/s/ Shubha Dasgupta
Shubha Dasgupta
Chief Executive Officer
(Principal Executive Officer)

Dated: December 3, 2025	By:	/s/ Sarfraz Habib
Sarfraz Habib
Chief Financial Officer
(Principal Financial and Accounting Officer)